UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1—Reports to Stockholders—[ INSERT REPORT ]

Jennison Blend Fund, Inc.

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Blend Fund, Inc. informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Blend Fund, Inc.

Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Jennison Blend Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
Class A	11.70%	45.69%	102.53%
Class B	10.88	40.32	87.97
Class C	10.88	40.33	87.99
Class Z	12.00	47.57	107.65
S&P 500 Index[1]	15.78	34.99	124.44
Russell 1000® Index[2]	15.46	39.10	129.14
Lipper Large-Cap Core Funds Avg.[3]	13.53	27.05	98.43

Average Annual Total Returns[4] as of 12/31/06
	One Year	Five Years	Ten Years
Class A	5.56%	6.60%	6.71%
Class B	5.88	6.86	6.51
Class C	9.88	7.01	6.52
Class Z	12.00	8.09	7.58
S&P 500 Index[1]	15.78	6.18	8.42
Russell 1000® Index[2]	15.46	6.82	8.64
Lipper Large-Cap Core Funds Avg.[3]	13.53	4.83	6.87

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

2The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

3The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an Index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/06
American International Group, Inc./Insurance	3.5%
UBS AG/Capital Markets	2.6
Google, Inc. (Class A)/Internet Software & Services	2.1
Adobe Systems, Inc./Software	1.9
Honeywell International, Inc./Aerospace & Defense	1.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/06
Oil, Gas & Consumable Fuels	7.7%
Capital Markets	7.6
Communication Equipment	6.7
Pharmaceuticals	6.0
Insurance	6.0

Industry weightings are subject to change.

Jennison Blend Fund, Inc.	3

Investment Manager’s Report

Over the 12 months ended December 31, 2006, the Jennison Blend Fund posted a good annual return by historical standards, although it underperformed its benchmark indexes and the Lipper Large-Cap Core Funds Average in a strong stock market.

Market Review

U.S. consumers remained in the spotlight in 2006 given the substantial contribution of their spending to the U.S. and global economies. The year saw the beginnings of a significant downturn in U.S. housing construction and prices for the first time this decade. Like the housing price increases of the previous five years, these declines were national in scope. Contraction in the housing market weighed on consumer sentiment, but the generally positive mood was supported by a strong employment market and the first signs of real wage gains in recent years. Low interest rates sustained the favorable borrowing environment and encouraged consumers to continue to spend, albeit less than they had in past years, as seen in lower domestic auto sales. The remarkable strength of corporate profits persisted into the fifth consecutive year of double-digit gains. Robust profit growth continued to generate prodigious free cash flow, strong balance sheets, more share buybacks, dividend increases, and merger and acquisition activity. Just when it appeared that the post-2000 corporate scandals were fading, questions about pricing and dating stock options touched ever-greater numbers of companies. Although many of the incidents in question were not clearly illegal, public perceptions about insider enrichment at shareholder expense were unremittingly negative. However, the market’s resilience in the face of almost daily allegations suggested that most of these scandals might prove less than fatal. Inflation measures moderated as the year progressed and were sufficiently benign that the Federal Reserve stopped its two-year run of steady hikes in the overnight bank-lending rate.

Financials led the Fund’s returns

Holdings in various industries in the financials sector improved the Fund’s performance. Capital markets positions Merrill Lynch, UBS (see Comments on Largest Holdings), and Goldman Sachs posted surging profits. Merrill Lynch’s balance sheet appears very strong, and its book value is now over $40. We continue to believe the share price does not fully reflect the quality of its franchise. We are also encouraged by its share buybacks. Insurance holding Loews and diversified financial services position NYSE Group, which operates the New York Stock Exchange, also posted strong double-digit gains. NYSE Group soared amid growing optimism that the world’s largest equities exchange will gain regulatory and shareholder approval for a merger with Euronext NV. If the proposed merger materializes, the combined firm would have unprecedented scale and global presence as well as exposure to the lucrative derivatives market. We believe the deal would offer substantial cost-saving opportunities and the potential for several years of dynamic growth.

4	Visit our website at www.jennisondryden.com

Holdings in the energy and materials sectors also bolstered returns

The strong global demand for natural resources has significantly outstripped the supply of oil, natural gas, and key industrial metals. The size of geologic reserves is the most obvious limit to supply, but, in addition, production costs often rise when a reserve becomes significantly depleted. As productive capacities for various commodities have neared their respective peaks, supplies have become strained and prices higher. As a result, the stock prices of oil exploration and production holdings Suncor Energy and Occidental Petroleum, oil services position Weatherford International, and metals and mining holdings Phelps Dodge and Inco have appreciated over the reporting period. While corrections in commodity prices and in the stocks of companies which produce them may occur from time to time as the market becomes focused on near-term supply and demand and economic data, we remain convinced the market for natural resources will continue to rise over the long term. Copper miner Phelps Dodge also benefited from the announcement by Freeport-McMoRan Copper & Gold that it intends to buy Phelps Dodge, creating the world’s second-largest copper producer.

Diverse holdings added significant gains

Comcast, Liberty Global, Kroger, and Honeywell International (see Comments on Largest Holdings) all made a positive impact on the Fund’s performance. Shares of Comcast, the largest U.S. cable television operator, gained approximately 60% in 2006. October was a particularly strong month for the company, as it reported that third-quarter earnings increased more than fivefold, fueled by the “triple-play bundle” package of digital video, broadband, and phone services. We believe Comcast should begin to generate significant free cash flow as its capital expenditures will fall while its earnings from sales of digital video and phone service rise.

Liberty Global is an international broadband communications provider. Since our initial purchase during the first quarter of 2006, the stock has appreciated significantly as the company reported increases in both revenue and free cash flow, a key metric for us. Liberty Global also announced share repurchase programs that should increase shareholder value. We believe the firm will benefit from subscriber growth and like its attractive valuation.

Supermarket retailing chain Kroger is in the midst of a long-term repositioning. Competition from non-traditional sources, primarily Wal-Mart, pushed Kroger into a multi-year decline in earnings, but Kroger’s better pricing, changes in compensation structure, and many new merchandising initiatives have started to increase sales without reducing its margins.

Jennison Blend Fund, Inc.	5

Investment Manager’s Report (continued)

A few winners, but overall decline in the technology sector

Despite strong gains by Avaya, Cisco, Apple, and Xerox, the Fund’s technology holdings, taken together, detracted from its performance. Positions in Broadcom, Yahoo!, eBay, Marvell Technology, Corning, CA, Qualcomm, and Maxim Integrated Products fell.

The fast-growing communications semiconductor firms Broadcom, Marvell, Maxim, and Qualcomm were hit hard by concerns about the growth outlook for the industry. We sold the position in Maxim, but continue to hold the others, confident that their core businesses remain intact and that their stock prices will respond to the resumption of earnings growth.

Yahoo! tumbled after delaying the launch of its new advertising technology until the fourth quarter of 2006 rather than in the third quarter as previously planned. The new platform is seen as a way to improve the profitability of the ads adjacent to Yahoo’s Internet search results. We sold the Fund’s Yahoo! shares in July.

eBay suffered due to renewed concerns that its core U.S. auctions business is now in a slower-growing stage of its life cycle, competitive worries over PayPal, and the impact on its core profitability of the embryonic eBay Express. We closed the Fund’s position in eBay because we thought its growth prospects had deteriorated.

Healthcare positions also hurt overall returns

Positions in UnitedHealth Group and St. Jude Medical fell. Allegations of options backdating and concerns about potential disruptions to its senior management team led to a decline in UnitedHealth’s share price. St. Jude Medical stock declined when a core component of its revenues were below expectations, despite revenues above expectations in all its other businesses. Product recalls in 2005 had residual effects on the defibrillator market. We sold the Fund’s shares in both companies.

Outlook

Over the past several years, investors have shown a clear aversion to risk in times of rising interest rates and commodity prices. In such an environment, lingering inflation concerns usually outweigh their expectations for growth over the longer term. A benign inflation environment and the Fed’s seeming conviction that interest rates are now at an appropriate level should make investors more willing to pay for earnings growth that is both above-average and longer-lasting. Companies with this profile are well represented in our portfolio. Even if investors are not willing to pay higher multiples of these companies’ earnings, their above-average earnings growth should be rewarded. We project that our portfolio of growth stocks will deliver just under

6	Visit our website at www.jennisondryden.com

20% earnings per share growth in 2007, twice the rate expected of the companies in the S&P 500 Index and even well above the rate projected for growth stocks (the Russell 1000® Growth Index).

On the value side, we continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings that have lower risk of margin compression. Over the past several months, we have found many companies possessing what we believe to be strong and steady free cash flow across a variety of industries.

Jennison Blend Fund, Inc.	7

Comments on Largest Holdings

3.5%	American International Group, Inc./Insurance

AIG engages in a range of insurance and insurance-related activities in the United States and abroad, including general insurance and life insurance & retirement services. We believe its shares are attractively valued and the firm is poised to continue increasing its revenue and earnings, especially from its international insurance business (particularly in Asia).

2.6%	UBS AG/Capital Markets

UBS provides financial services worldwide, including advisory services, underwriting, financing, market-making, asset management, brokerage, and retail banking. In our opinion, UBS has strong organic growth and solid cost controls.

2.1%	Google, Inc. (Class A)/Internet Software & Services

We believe Google’s technological lead and dominant position in online web search is a unique strength that has enabled it to monetize its search activity at a higher rate than its competitors. Its continued investment in capital and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

1.9%	Adobe Systems, Inc./Software

Adobe Systems is a software company that makes the Acrobat program for sharing digital documents, as well as Photoshop and other design and graphics applications. In our opinion, Acrobat 8 and the launch of CS3 (a new generation of professional-grade Photoshop) early in 2007 should contribute to strong results. We remain enthusiastic about the potential created by its acquisition of Macromedia in 2005 for Adobe-Macromedia combined product offerings and other efficiencies.

1.9%	Honeywell International, Inc./Aerospace & Defense

Honeywell is an aerospace and defense company that has lagged its peers. However, we believe it is poised for a turnaround driven by a cyclical upturn in demand for replacement parts following acceleration in new airplane sales and restructuring efforts that should lead to expanded margins. Given the late-cycle nature of its businesses, Honeywell International appears strong, both domestically and internationally, when viewing the economy a year out.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

Jennison Blend Fund, Inc.	9

Fees and Expenses (continued)

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Blend Fund, Inc.		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,115.10	0.88%	$4.69
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Class B	Actual	$1,000.00	$1,111.60	1.63%	$8.68
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29

Class C	Actual	$1,000.00	$1,111.60	1.63%	$8.68
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29

Class Z	Actual	$1,000.00	$1,117.10	0.63%	$3.36
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of December 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Aerospace & Defense 3.1%
243,000	Boeing Co.	$21,588,120
763,300	Honeywell International, Inc.	34,531,692

		56,119,812

Beverages 1.8%
525,886	PepsiCo, Inc.	32,894,169

Biotechnology 2.6%
245,200	Genentech, Inc.(a)	19,893,076
429,899	Gilead Sciences, Inc.(a)	27,913,342

		47,806,418

Building Products 1.2%
483,600	American Standard Cos., Inc.	22,173,060

Capital Markets 7.6%
722,900	Bank of New York Co., Inc. (The)	28,460,573
856,500	Charles Schwab Corp. (The)	16,564,710
102,200	Goldman Sachs Group, Inc.	20,373,570
145,500	Lazard Ltd., “Class A”(b)	6,887,970
206,200	Merrill Lynch & Co., Inc.	19,197,220
764,300	UBS AG	46,110,219

		137,594,262

Chemicals 1.3%
472,800	E.I. du Pont de Nemours & Co.	23,030,088

Commercial Banks 0.9%
421,156	Royal Bank of Scotland Group PLC (United Kingdom)	16,434,592

Commercial Services & Supplies 1.4%
676,100	Waste Management, Inc.	24,860,197

Communications Equipment 6.7%
1,494,200	Avaya, Inc.(a)	20,888,916
1,062,900	Cisco Systems, Inc.(a)	29,049,057
426,900	Corning, Inc.(a)	7,987,299
1,157,300	Motorola, Inc.	23,794,088
664,300	QUALCOMM, Inc.	25,103,897
116,200	Research In Motion Ltd.(a)	14,848,036

		121,671,293

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Computers & Peripherals 2.5%
369,300	Apple Computer, Inc.(a)	$31,331,412
340,100	Hewlett-Packard Co.	14,008,719

		45,340,131

Consumer Finance 0.9%
268,300	American Express Co.	16,277,761

Diversified Consumer Services 1.9%
501,600	Career Education Corp.(a)	12,429,648
910,800	H&R Block, Inc.	20,984,832

		33,414,480

Diversified Financial Services 5.3%
543,000	Citigroup, Inc.	30,245,100
166,600	IntercontinentalExchange, Inc.(a)	17,976,140
983,900	KKR Private Equity Investors LLP - RDU, Physical, Private Placement, 144A (cost $23,747,899; purchased 5/3/06 - 8/3/06)(a)(d)(e)	22,482,115
235,600	KKR Private Equity Investors LLP	5,383,460
203,900	NYSE Group, Inc.(a)(b)	19,819,080

		95,905,895

Energy Equipment & Services 3.1%
270,700	Baker Hughes, Inc.	20,210,462
634,600	Halliburton Co.	19,704,330
208,200	Transocean, Inc.(a)(b)	16,841,298

		56,756,090

Food & Staples Retailing 2.2%
927,600	Kroger Co. (The)	21,399,732
377,700	Wal-Mart Stores, Inc.	17,442,186

		38,841,918

Food Products 2.6%
542,303	Cadbury Schweppes PLC ADR (United Kingdom)	23,281,068
845,800	ConAgra Foods, Inc.	22,836,600

		46,117,668

Healthcare Equipment & Supplies 1.5%
206,000	Alcon, Inc.	23,024,620
66,900	Baxter International, Inc.	3,103,491

		26,128,111

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Healthcare Providers & Services 1.9%
458,100	Omnicare, Inc.(b)	$17,696,403
222,800	WellPoint, Inc.(a)	17,532,132

		35,228,535

Hotels, Restaurants & Leisure 1.1%
420,700	Marriott International, Inc. “Class A”	20,075,804

Household Products 1.1%
291,300	Kimberly-Clark Corp.	19,793,835

Independent Power Producers & Energy Traders 1.2%
386,600	NRG Energy, Inc.(a)	21,653,466

Industrial Conglomerates 1.1%
537,900	General Electric Co.	20,015,259

Insurance 6.0%
872,600	American International Group, Inc.	62,530,516
483,700	Axis Capital Holdings, Ltd.	16,141,069
707,900	Loews Corp.	29,356,613

		108,028,198

Internet Software & Services 2.1%
83,600	Google, Inc. “Class A”(a)	38,496,128

IT Services 0.6%
185,000	Infosys Tech ADR (India)	10,093,600

Media 5.3%
485,700	Comcast Corp. “Class A”(a)(b)	20,559,681
942,800	Disney (Walt) Co.	32,309,756
766,499	Liberty Global, Inc. “Series C”(a)	21,461,972
992,200	News Corp. “Class A”	21,312,456

		95,643,865

Metals & Mining 1.5%
221,600	Freeport-McMoRan Copper & Gold, Inc. “Class B”(b)	12,349,768
127,600	Phelps Dodge Corp.	15,276,272

		27,626,040

Multiline Retail 0.8%
242,200	Target Corp.	13,817,510

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities 1.1%
361,800	Sempra Energy	$20,275,272

Office Electronics 1.1%
1,211,500	Xerox Corp.(a)	20,534,925

Oil, Gas & Consumable Fuels 7.7%
381,000	Anadarko Petroleum Corp.	16,581,120
421,400	Hess Corp.	20,888,798
442,700	Nexen, Inc.	24,348,500
461,700	Occidental Petroleum Corp.	22,544,811
208,200	Petroleo Brasileiro SA ADR (Brazil)	21,442,518
412,026	Suncor Energy, Inc. (Canada)	32,431,391

		138,237,138

Pharmaceuticals 6.0%
620,800	Abbott Laboratories	30,239,168
573,900	Novartis AG ADR (Switzerland)	32,964,816
363,700	Roche Holding AG ADR (Switzerland)	32,550,350
247,700	Wyeth	12,612,884

		108,367,218

Semiconductors & Semiconductor Equipment 1.7%
422,000	Broadcom Corp. “Class A”(a)	13,634,820
839,700	Marvell Technology Group Ltd.(a)(b)	16,113,843

		29,748,663

Software 5.3%
839,800	Adobe Systems, Inc.(a)	34,532,576
238,100	Electronic Arts, Inc.(a)	11,990,716
1,113,500	Microsoft Corp.	33,249,110
313,100	SAP AG ADR (Germany)(b)	16,625,610

		96,398,012

Specialty Retail 1.0%
522,700	Lowe’s Cos., Inc.	16,282,105
62,200	Williams-Sonoma, Inc.(b)	1,955,568

		18,237,673

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 2.5%
630,800	Coach, Inc.(a)	$27,099,168
180,900	Nike, Inc. “Class B”	17,914,527

		45,013,695

Tobacco 1.4%
289,000	Altria Group, Inc.	24,801,980

Wireless Telecommunication Services 2.0%
329,600	NII Holdings, Inc.(a)	21,239,424
823,600	Sprint Nextel Corp.(b)	15,557,804

		36,797,228

	Total long-term investments
	(cost $1,428,932,944)	1,790,249,989

SHORT-TERM INVESTMENT 8.5%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
153,641,238	(cost $153,641,238; includes $130,289,705 of cash collateral received from securities on loan; Note 3)(c)(g)	153,641,238

	Total Investments(f) 107.6% (cost $1,582,574,182; Note 5)	1,943,891,227
	Liabilities in excess of other assets (7.6%)	(136,731,015)

	Net Assets 100.0%	$1,807,160,212

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depositary Unit

(a)	Non-income producing security.
(b)	All or portion of securities on loan. The aggregate market value of such securities is $124,916,651; cash collateral of $130,289,705 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(e)	Indicates a restricted security. The aggregate cost of the security is $23,747,899. The aggregate market value of $22,482,115 represents 1.2% of net assets.
(f)	As of December 31, 2006, 1 security representing $22,482,115 and 1.2% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 7.2% of collateral received for securities on loan)	8.5%
Oil, Gas & Consumable Fuels	7.7
Capital Markets	7.6
Communications Equipment	6.7
Insurance	6.0
Pharmaceuticals	6.0
Diversified Financial Services	5.3
Media	5.3
Software	5.3
Aerospace & Defense	3.1
Energy Equipment & Services	3.1
Biotechnology	2.6
Food Products	2.6
Computers & Peripherals	2.5
Textiles, Apparel & Luxury Goods	2.5
Food & Staples Retailing	2.2
Internet Software & Services	2.1
Wireless Telecommunication Services	2.0
Diversified Consumer Services	1.9
Healthcare Providers & Services	1.9
Beverages	1.8
Semiconductors & Semiconductor Equipment	1.7
Healthcare Equipment & Supplies	1.5
Metals & Mining	1.5
Commercial Services & Supplies	1.4
Tobacco	1.4
Chemicals	1.3
Building Products	1.2
Independent Power Producers & Energy Traders	1.2
Hotels, Restaurants & Leisure	1.1
Household Products	1.1
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Office Electronics	1.1
Specialty Retail	1.0
Commercial Banks	0.9
Consumer Finance	0.9
Multiline Retail	0.8
IT Services	0.6

107.6
Liabilities in excess of other assets	(7.6)

100.0%

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Financial Statements

DECEMBER 31, 2006	ANNUAL REPORT

Jennison Blend Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Investments, at value including securities on loan of $124,916,651:
Unaffiliated investments (cost $1,428,932,944)	$1,790,249,989
Affiliated investments (cost $153,641,238)	153,641,238
Cash	335,010
Foreign currency, at value (cost $11,180)	14,119
Dividends and interest receivable	2,377,108
Receivable for Fund shares sold	696,707
Receivable for investments sold	569,125
Tax reclaim receivable	122,141
Prepaid expenses	35,888

Total assets	1,948,041,325

Liabilities
Collateral for securities on loan	130,289,705
Payable for Fund shares reacquired	4,273,085
Payable for investments purchased	4,095,309
Accrued expenses	990,289
Management fee payable	727,769
Distribution fee payable	489,370
Deferred directors' fees payable	15,586

Total liabilities	140,881,113

Net Assets, December 31, 2006	$1,807,160,212

Net assets were comprised of:
Common stock, at par	$929,407
Paid-in capital in excess of par	1,423,885,799

1,424,815,206
Undistributed net investment income	1,935,255
Accumulated net realized gain on investment and foreign currency transactions	19,089,889
Net unrealized appreciation on investments and foreign currencies	361,319,862

Net assets, December 31, 2006	$1,807,160,212

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($1,546,221,087 ÷ 79,324,023 shares of common stock issued and outstanding)	$19.49
Maximum sales charge (5.5% of offering price)	1.13

Maximum offering price to public	$20.62

Class B
Net asset value, offering price and redemption price per share ($144,489,054 ÷ 7,592,852 shares of common stock issued and outstanding)	$19.03

Class C
Net asset value, offering price and redemption price per share ($37,320,093 ÷ 1,961,087 shares of common stock issued and outstanding)	$19.03

Class Z
Net asset value, offering price and redemption price per share ($79,129,978 ÷ 4,062,709 shares of common stock issued and outstanding)	$19.48

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	19

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $473,416)	$25,249,632
Affiliated dividend income	1,449,492
Affiliated income from securities loaned, net	683,894
Interest	63,598

Total income	27,446,616

Expenses
Management fee	8,481,965
Distribution fee—Class A	3,797,652
Distribution fee—Class B	1,729,019
Distribution fee—Class C	369,310
Transfer agent’s fee and expenses (including affiliated expense of $1,478,400)	2,500,000
Reports to shareholders	225,000
Custodian’s fees and expenses	190,000
Registration fees	80,000
Insurance	66,000
Directors’ fees	40,000
Legal fees and expenses	25,000
Audit fee	18,000
Miscellaneous	29,821

Total expenses	17,551,767

Net investment income	9,894,849

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	199,872,844
Foreign currency transactions	(89,299)

199,783,545

Net change in unrealized appreciation (depreciation) on:
Investments	(13,032,517)
Foreign currencies	2,750

(13,029,767)

Net gain on investments and foreign currencies	186,753,778

Net Increase In Net Assets Resulting From Operations	$196,648,627

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,894,849	$6,191,025
Net realized gain on investment, foreign currency and financial futures transactions	199,783,545	267,343,080
Net change in unrealized appreciation (depreciation) on investments, foreign currencies and financial futures contracts	(13,029,767)	9,050,073

Net increase in net asset resulting from operations	196,648,627	282,584,178

Dividends from net investment income (Note 1)
Class A	(8,094,471)	(4,962,208)
Class B	(161,417)	—
Class C	(32,448)	—
Class Z	(575,076)	(286,881)

	(8,863,412)	(5,249,089)

Distribution from net realized gains
Class A	(40,657,164)	—
Class B	(4,285,044)	—
Class C	(1,027,543)	—
Class Z	(2,106,447)	—

	(48,076,198)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	95,066,240	80,915,807
Net asset value of shares issued in reinvestment of dividends	54,174,554	4,981,556
Cost of shares reacquired	(334,723,297)	(347,573,596)

Net decrease in net assets from Fund share transactions	(185,482,503)	(261,676,233)

Total increase (decrease)	(45,773,486)	15,658,856

Net Assets
Beginning of year	1,852,933,698	1,837,274,842

End of year (a)	$1,807,160,212	$1,852,933,698

(a) Includes undistributed net investment income of:	$1,935,255	$1,288,574

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	21

Notes to Financial Statements

Jennison Blend Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or

22	Visit our website at www.jennisondryden.com

industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. As of December 31, 2006, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and

Jennison Blend Fund, Inc.	23

Notes to Financial Statements

Cont’d

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. At fiscal year end, there were no open financial futures contracts.

24	Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, semi-annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Jennison Blend Fund, Inc.	25

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of the Fund’s average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .47 of 1% for the year ended December 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $599,600 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

26	Visit our website at www.jennisondryden.com

PIMS has advised the Fund that for the year ended December 31, 2006, it received approximately $201,700 and $3,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006, the Fund incurred approximately $419,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2006, Wachovia Securities, LLC, an affiliate of PI, earned approximately $36,300 in broker commissions from portfolio transactions executed on behalf of the Fund.

Jennison Blend Fund, Inc.	27

Notes to Financial Statements

Cont’d

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended December 31, 2006, PIM has been compensated approximately $291,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $1,384,135,769 and $1,605,162,636, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the year ended December 31, 2006, the adjustments were to decrease undistributed net investment income by $384,756, decrease accumulated net realized gain on investments and foreign currency transactions by $2,358,906 and increase paid in capital in excess of par by $2,743,662 due to the reclassification of foreign currency gains and losses as ordinary income and loss and redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2006 and December 31, 2005, the tax character of dividends paid, as reflected in the Statement of Changes of Net Assets of $8,863,412 and $5,249,089, respectively, was ordinary income. In addition, for the year ended December 31, 2006, the Fund distributed long-term capital gains of $48,076,198, which are taxable as such.

28	Visit our website at www.jennisondryden.com

As of December 31, 2006, the accumulated undistributed earnings on a tax basis were $1,951,655 of ordinary income and $29,472,106 of long-term capital gains. This amount differs from undistributed investment income on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$1,592,956,400	$376,580,861	$25,646,034	$350,934,827	$2,818	$350,937,645

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

During the fiscal year ended December 31, 2006, the Fund utilized approximately $116,826,000 of its prior year capital loss carryforward, which represents the entire carryforward.

The Fund also elected to treat net post-October currency losses of approximately $800 incurred in the two month period ended December 31, 2006 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Jennison Blend Fund, Inc.	29

Notes to Financial Statements

Cont’d

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	2,566,612	$47,635,442
Shares issued in reinvestment of distributions	2,369,931	46,279,044
Shares reacquired	(15,257,208)	(283,893,761)

Net increase (decrease) in shares outstanding before conversion	(10,320,665)	(189,979,275)
Shares issued upon conversion from Class B	3,042,021	55,918,280

Net increase (decrease) in shares outstanding	(7,278,644)	$(134,060,995)

Year ended December 31, 2005:
Shares sold	3,277,433	54,301,120
Shares issued in reinvestment of distributions	286,517	4,697,095
Shares reacquired	(18,061,474)	(286,687,393)

Net increase (decrease) in shares outstanding before conversion	(14,497,524)	(227,689,178)
Shares issued upon conversion from Class B	5,821,023	94,125,600

Net increase (decrease) in shares outstanding	(8,676,501)	$(133,563,578)

Class B
Year ended December 31, 2006:
Shares sold	721,641	$13,178,438
Shares issued in reinvestment of dividends	225,077	4,303,102
Shares reacquired	(1,506,758)	(27,395,502)

Net increase (decrease) in shares outstanding before conversion	(560,040)	(9,913,962)
Shares reacquired upon conversion into Class A	(3,110,481)	(55,918,280)

Net increase (decrease) in shares outstanding	(3,670,521)	$(65,832,242)

Year ended December 31, 2005:
Shares sold	833,209	$12,979,221
Shares reacquired	(2,611,788)	(40,477,101)

Net increase (decrease) in shares outstanding before conversion	(1,778,579)	(27,497,880)
Shares reacquired upon conversion into Class A	(5,927,349)	(94,125,600)

Net increase (decrease) in shares outstanding	(7,705,928)	$(121,623,480)

30	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended December 31, 2006:
Shares sold	405,204	$7,343,855
Shares issued in reinvestment of dividends	50,587	967,323
Shares reacquired	(531,641)	(9,711,174)

Net increase (decrease) in shares outstanding	(75,850)	$(1,399,996)

Year ended December 31, 2005:
Shares sold	226,312	$3,656,921
Shares reacquired	(722,043)	(11,195,900)

Net increase (decrease) in shares outstanding	(495,731)	$(7,538,979)

Class Z
Year ended December 31, 2006:
Shares sold	1,448,624	$26,908,505
Shares issued in reinvestment of dividends	134,645	2,625,085
Shares reacquired	(741,222)	(13,722,860)

Net increase (decrease) in shares outstanding	842,047	$15,810,730

Year ended December 31, 2005:
Shares sold	579,555	$9,978,545
Shares issued in reinvestment of dividends	17,307	284,461
Shares reacquired	(588,897)	(9,213,202)

Net increase (decrease) in shares outstanding	7,965	$1,049,804

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Blend Fund, Inc.	31

Financial Highlights

Class A
Year Ended December 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.02

Income (loss) from investment operations
Net investment income	.12
Net realized and unrealized gain (loss) on investment and foreign currencies	1.98

Total from investment operations	2.10

Less Dividends and Distributions
Dividends from net investment income	(.10)
Distributions from net realized capital gains	(.53)

Total distributions	(.63)

Net asset value, end of year	$19.49

Total Return(a):	11.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,546,221
Average net assets (000)	$1,519,061
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.90%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	.63%
For Class A, B, C and Z shares:
Portfolio turnover rate	78%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.36	$14.16	$10.82	$14.06

.07	.12	.06	.05
2.65	1.21	3.33	(3.28)

2.72	1.33	3.39	(3.23)

(.06)	(.13)	(.05)	(.01)
—	—	—	—

(.06)	(.13)	(.05)	(.01)

$18.02	$15.36	$14.16	$10.82

17.66%	9.44%	31.45%	(22.95)%

$1,560,189	$1,463,097	$1,468,776	$1,171,741
$1,435,124	$1,419,002	$1,274,069	$1,405,215

.93%	.94%	.98%	.95%
.68%	.69%	.73%	.70%
.46%	.82%	.48%	.40%

102%	47%	51%	49%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	33

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.65

Income (loss) from investment operations
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currencies	1.95

Total from investment operations	1.93

Less Dividends and Distributions
Dividends from net investment income	(.02)
Distributions from net realized capital gains	(.53)

Total distributions	(.55)

Net asset value, end of year	$19.03

Total Return(a):	10.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$144,489
Average net assets (000)	$172,902
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income (loss)	(.11)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.11	$13.91	$10.67	$13.95

(.05)	— (c)	(.03)	(.04)
2.59	1.20	3.27	(3.24)

2.54	1.20	3.24	(3.28)

—	—	— (c)	—
—	—	—	—

—	—	—	—

$17.65	$15.11	$13.91	$10.67

16.81%	8.63%	30.39%	(23.51)%

$198,831	$286,638	$406,632	$491,226
$234,922	$344,619	$438,416	$736,091

1.68%	1.69%	1.73%	1.70%
.68%	.69%	.73%	.70%
(.30)%	.03%	(.25)%	(.35)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	35

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.65

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment and foreign currencies	1.95

Total from investment operations	1.93

Less Dividends and Distributions
Dividends from net investment income	(.02)
Distributions from net realized capital gains	(.53)

Total dividends	(.55)

Net asset value, end of year	$19.03

Total Return(a):	10.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$37,320
Average net assets (000)	$36,931
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income (loss)	(.12)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.11	$13.91	$10.67	$13.95

(.05)	(.01)	(.03)	(.04)
2.59	1.21	3.27	(3.24)

2.54	1.20	3.24	(3.28)

—	—	— (c)	—
—	—	—	—

—	—	—	—

$17.65	$15.11	$13.91	$10.67

16.81%	8.63%	30.41%	(23.51)%

$35,961	$38,269	$42,548	$38,943
$34,719	$39,288	$39,384	$49,304

1.68%	1.69%	1.73%	1.70%
.68%	.69%	.73%	.70%
(.29)%	.06%	(.26)%	(.34)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	37

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.99

Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment and foreign currencies	2.00

Total from investment operations	2.16

Less Dividends and Distributions
Dividends from net investment income	(.14)
Distributions from net realized gains	(.53)

Total distributions	(.67)

Net asset value, end of year	$19.48

Total Return(a):	12.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$79,130
Average net assets (000)	$72,654
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	.87%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.34	$14.16	$10.83	$14.06

.11	.14	.09	.08
2.64	1.23	3.32	(3.27)

2.75	1.37	3.41	(3.19)

(.10)	(.19)	(.08)	(.04)
—	—	—	—

(.10)	(.19)	(.08)	(.04)

$17.99	$15.34	$14.16	$10.83

17.96%	9.72%	31.64%	(22.67)%

$57,953	$49,271	$149,130	$131,589
$47,991	$76,918	$136,562	$165,724

.68%	.69%	.73%	.70%
.68%	.69%	.73%	.70%
.72%	.95%	.74%	.65%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Blend Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

40	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2006, dividends paid from net investment income were $0.101 per share for Class A shares, $0.016 per share for Class B and C shares and $0.141 per share for Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C, and Z shareholder long-term capital gain distribution of $0.527 which is taxable as such.

Further, we wish to advise you that 100% of the ordinary income dividend paid in the fiscal year ended December 31, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Jennison Blend Fund, Inc.	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Blend Fund, Inc. (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

42	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Blend Fund, Inc.	43

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

44	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Blend Fund, Inc.	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years
Class A	5.56%	6.60%	6.71%
Class B	5.88	6.86	6.51
Class C	9.88	7.01	6.52
Class Z	12.00	8.09	7.58

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years
Class A	11.70%	7.82%	7.31%
Class B	10.88	7.01	6.51
Class C	10.88	7.01	6.52
Class Z	12.00	8.09	7.58

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary •
Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary •
Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Blend Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	476289103	476289202	476289301	476289400

MF1O1E    IFS-A129650    Ed. 02/2007

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

(a)	Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

■	a review of the nature of the professional services expected to be provided,

■	a review of the safeguards put into place by the accounting firm to safeguard independence, and

■	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

›	Annual Fund financial statement audits
›	Seed audits (related to new product filings, as required)
›	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

›	Accounting consultations
›	Fund merger support services
›	Agreed Upon Procedure Reports
›	Attestation Reports
›	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

›	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance
›	Timely RIC qualification reviews
›	Tax distribution analysis and planning
›	Tax authority examination services
›	Tax appeals support services
›	Accounting methods studies
›	Fund merger support services
›	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

›	Bookkeeping or other services related to the accounting records or financial statements of the Fund
›	Financial information systems design and implementation
›	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
›	Actuarial services
›	Internal audit outsourcing services
›	Management functions or human resources
›	Broker or dealer, investment adviser, or investment banking services
›	Legal services and expert services unrelated to the audit
›	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee—

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $50,087, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5—	Audit Committee of Listed Registrants – Not applicable.

Item 6—	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8—	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9—	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10—	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11—	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—	Exhibits

(a)(1)	Code of Ethics—Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act—Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1.—Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act—Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Blend Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs Secretary

Date	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date	February 23, 2007

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date	February 23, 2007

*	Print the name and title of each signing officer under his or her signature.